UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7217

Waddell & Reed Advisors Asset Strategy Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2005

Waddell & Reed Advisors Asset Strategy Fund

CONTENTS

3	President's Letter
5	Managers' Discussion
8	Illustration of Fund Expenses
10	Portfolio Highlights
12	Investments
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Income Tax Information
38	Directors and Officers
43	Annual Privacy Notice
45	Proxy Voting Information
45	Quarterly Portfolio Schedule Information
46	Householding Notice
46	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Asset Strategy Fund, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2005

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2005. The 12-month period saw solid results for most investors. Stocks ended the period higher, with the S&P 500 returning 6.33 percent. Bonds overall, also, showed good results, with the Citigroup Broad Investment Grade Index rising 7.00 percent over the past 12 months.

Economic fundamentals were quite good. Corporate earnings remained solid. Gross domestic product (GDP) in the United States averaged 4 percent annualized growth through 2004, 3.8 percent in the first quarter of 2005, and estimates for the second calendar quarter of 2005 are for growth at 3 to 3.5 percent. Despite rising financial markets, investors generally remained cautious, bothered apparently by rising energy prices and interest rates, the potential for accelerating inflation, and a declining U.S. dollar.

The Federal Reserve initiated a series of increases in short-term interest rates during the period. The Fed enacted five quarter-point increases in the last half of calendar 2004 and four more between January and June of 2005, taking short-term rates from a very low level of 1 percent up to 3.25 percent. Recent public statements by the Federal Reserve indicate that additional increases may be forthcoming.

Despite the rising short-term interest rates and higher oil prices, we continue to feel the economy is doing quite well. Real economic growth of around 3 percent for the rest of calendar 2005, with a nominal growth (after inflation) of around 6 percent, seems likely, in our view. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally follow the growth in profits. It now appears that S&P 500 profits could potentially rise in the area of 10 percent for all of 2005. Equities have been sluggish in the first six months of 2005, actually down slightly. We believe that some catch-up with profit growth appears probable.

Regardless of short-term setbacks brought on by economic or geopolitical events - and although past performance is no guarantee of future results - stocks have historically continued to rise over time. And, through appropriate diversification, you can potentially provide more balance to your portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Managers' Discussion of Asset Strategy Fund
      June 30, 2005

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of Waddell & Reed Advisors Asset Strategy Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund outperformed all of its benchmarks for the fiscal year, with Class A shares increasing 16.88 percent (before the impact of any sales charges). In comparison, the Fund's stock benchmark index, the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), increased 6.33 percent during the fiscal year. The Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), increased 7.15 percent for the fiscal year, the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 7.01 percent, and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 2.27 percent. Multiple indexes are presented because the Fund invests in stocks, bonds and other instruments. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark indexes during the fiscal year?

We believe that our focus on energy, natural resources and Asian holdings generally helped us outperform domestic equities overall, as represented by the benchmark stock index. These holdings reflect some key, fundamental themes that we have identified and continue to pursue. Specifically, we see a global growth re-balancing occurring, which we believe favors Asia and other emerging markets over the U.S. and Europe. This theme is, in our view, further reinforced by the fact that the U.S. continues to fall deeper in debt, as a nation, to the rest of the world, particularly to Asia. Therefore, our belief is that the best asset returns may potentially come from sectors and markets that adhere to these themes or sectors, many of which are often found outside the U.S.

What other market conditions or events influenced the Fund's performance during the fiscal year?

In our opinion, there were several important events and conditions that influenced the Fund's return over the fiscal year. Foremost among them are the Federal Reserve's ongoing tightening of monetary policy, the continuing strength of the U.S. housing market, and the fact that U.S. economic growth remained in a reasonably strong range during the period. Additionally, some challenging conditions were brought on by the uncertainty over whether or not China will revalue its currency, along with general economic weakness in Europe. Finally, the rising, but volatile, price of commodities has impacted financial markets around the globe.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our goal is to make the greatest use of the flexibility allowed by the Fund's prospectus to literally search the globe for what we believe are the best opportunities in equities, bonds and other instruments. The Fund has maintained a consistent strategy over the past several quarters, based on our identification of the following fundamental themes:

  We believe the best asset returns over the next several years likely will come from outside the U.S.
  We feel that there is a shift in the source of global economic growth occurring. We anticipate that global growth may be driven primarily by Asia in the coming decades, and perhaps by other emerging markets.
  In our view, energy markets will be impacted by rising demand at a time of declining global supply.
  We think that as the U.S. drops deeper as a debtor nation to the rest of the world, the U.S. share of global gross domestic product (GDP) will decline and the dollar may become weaker.
  The more than 20-year decline in U.S. interest rates is, in our view, at an end. We believe the tailwind for the market has subsided, and that a headwind is picking up speed.

Turning these themes into a portfolio has led to significant investments in energy and natural resource equities, Asian equities, gold bullion and gold equities, and fixed-income instruments that we feel have the potential to provide income while seeking to help shield the portfolio from price declines in a rising rate environment.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

There has been little change in our strategic focus. We continue to emphasize investments in companies that produce, mine or harvest things to sell to Asia in order to satisfy the region's prolific need for basic commodities and technologies. We also continue to emphasize a commitment to gold and gold-related equities, due to our long-term concern with the value of the U.S. dollar and the euro. We continue to add tactically to bond investments that we believe may provide additional yield or potentially provide some protection against interest rate increases.

While we consider the themes outlined above as medium- and long-term, we are under no illusion that this is a one-way street. There has been, and we believe there will continue to be, significant volatility in all of these markets, as well as in the U.S. market. That said, we continue to believe that the focus on the fundamentals we outlined above potentially could serve the investor well in the near-term period.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Asset Strategy Fund, Inc., Class A Shares(1)	$21,169
S&P 500 Index	$23,900
Citigroup Broad Investment Grade Index	$19,033
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$14,797
Lipper Flexible Portfolio Funds Universe Average	$20,265

		W&R ADVISORS ASSET STRATEGY FUND CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE DEBT INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

SEPT	1995	9,425	10,000	10,000	10,000	10,000
SEPT	1996	9,379	12,033	10,494	10,564	11,269
SEPT	1997	11,017	16,907	11,513	11,158	14,116
SEPT	1998	11,886	18,446	12,835	11,798	14,425
SEPT	1999	12,707	23,575	12,800	12,414	16,682
SEPT	2000	17,010	26,697	13,686	13,196	19,046
JUNE	2001	16,174	22,958	14,777	13,762	17,919
JUNE	2002	16,312	18,821	16,032	14,100	16,361
JUNE	2003	16,849	18,871	17,720	14,314	16,711
JUNE	2004	18,111	22,478	17,787	14,469	18,912
JUNE	2005	21,169	23,900	19,033	14,797	20,265

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	10.16%	11.77%	15.79%	17.33%
5-year period ended 6-30-05	3.49%	3.64%	3.82%	5.14%
10-year period ended 6-30-05	8.29%	-	-	-
Since inception of Class(3) through 6-30-05	-	8.02%	8.28%	9.10%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-6-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Asset Strategy Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2005. Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,032	1.32%	$6.64
Class B	1,000	1,026	2.20	11.06
Class C	1,000	1,026	2.16	10.87
Class Y	1,000	1,032	0.94	4.73
Based on 5% Return (2)
Class A	$1,000	$1,018	1.32%	$6.60
Class B	1,000	1,014	2.20	11.00
Class C	1,000	1,014	2.16	10.81
Class Y	1,000	1,020	0.94	4.71

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $759,110,045 invested in a diversified portfolio of:

80.51%	Common Stocks
5.32%	Bullion
4.82%	Corporate Debt Securities
4.19%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts
3.48%	Other Government Securities
1.68%	United States Government Securities

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Common Stocks	$80.51
Bullion	$5.32
Corporate Debt Securities	$4.82
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$4.19
Other Government Securities	$3.48
United States Government Securities	$1.68

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Raw Materials Stocks	$19.62
Energy Stocks	$13.75
Multi-Industry Stocks	$9.24
Capital Goods Stocks	$7.70
Financial Services Stocks	$6.43
Technology Stocks	$5.59
Miscellaneous Stocks	$5.54
Bullion	$5.32
Consumer Nondurables Stocks	$5.02
Corporate Debt Securities	$4.82
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$4.19
Other Government Securities	$3.48
Business Equipment and Services Stocks	$3.10
Consumer Durables Stocks	$2.46
Health Care Stocks	$2.06
United States Government Securities	$1.68

The Investments of Asset Strategy Fund
June 30, 2005
BULLION - 5.32%	Troy Ounces	Value

Gold	92,739	$40,383,228
(Cost: $34,714,075)

COMMON STOCKS	Shares

Aircraft - 2.62%
BAE SYSTEMS plc (A)	1,448,100	7,446,389
Boeing Company (The)	92,200	6,085,200
United Technologies Corporation	124,000	6,367,400
		19,898,989
Aluminum - 0.81%
Aluminum Corporation of China Limited, H Shares (A)	11,050,000	6,149,949

Banks - 1.37%
Citigroup Inc.	161,500	7,466,145
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	349	2,961,040
		10,427,185
Business Equipment and Services - 3.10%
Dentsu Inc. (A)*	1,209	2,986,800
Headwaters Incorporated*	274,500	9,437,310
Jacobs Engineering Group Inc.*	93,200	5,243,432
Mitsubishi Corporation (A)	319,100	4,338,678
Pacific Basin Shipping Limited (A)	3,164,000	1,506,473
		23,512,693
Capital Equipment - 3.22%
Caterpillar Inc.	127,600	12,161,556
Chicago Bridge & Iron Company N.V., NY Shares	161,296	3,687,227
Deere & Company	84,170	5,512,293
SMC Corporation (A)	28,300	3,087,458
		24,448,534
Chemicals - Petroleum and Inorganic - 1.47%
LG Chem, Ltd. (A)*	98,000	3,580,860
Yara International ASA (A)	478,100	7,608,980
		11,189,840
Chemicals - Specialty - 0.51%
Scotts Miracle-Gro Company (The)*	54,300	3,866,703

Coal - 2.03%
Foundation Coal Holdings, Inc.	143,500	3,722,390
Peabody Energy Corporation	224,000	11,656,960
		15,379,350

Computers - Micro - 0.47%
Dell Inc.*	90,600	3,573,717

Construction Materials - 2.95%
CRH public limited company (A)	169,260	4,457,285
Cemex, S.A. de C.V., ADR	423,156	17,950,278
		22,407,563
Electronic Components - 2.01%
Samsung Electronics Co., Ltd. (A)	31,935	15,249,773

Electronic Instruments - 0.49%
Nihon Densan Kabushiki Kaisha (A)	35,200	3,725,976

Finance Companies - 2.18%
Rio Tinto plc (A)	541,400	16,568,051

Food and Related - 4.25%
Archer Daniels Midland Company	633,400	13,542,092
Bunge Limited	225,927	14,323,772
J.M. Smucker Company (The)	93,500	4,388,890
		32,254,754
Forest and Paper Products - 0.56%
Aracruz Celulose S.A., ADR	121,600	4,225,600

Gold and Precious Metals - 5.42%
Agnico-Eagle Mines Limited	366,500	4,617,900
Barrick Gold Corporation	821,300	20,557,139
Placer Dome Inc.	501,700	7,716,146
Yanzhou Coal Mining Company Limited, Class H (A)	10,467,200	8,216,435
		41,107,620
Health Care - Drugs - 0.58%
Gilead Sciences, Inc.*	100,400	4,417,098

Health Care - General - 0.50%
Schein (Henry), Inc.*	90,500	3,761,633

Hospital Supply and Management - 0.98%
Cerner Corporation*	57,800	3,928,955
Stryker Corporation	74,000	3,519,440
		7,448,395
Household - General Products - 0.77%
Colgate-Palmolive Company	116,900	5,834,479

Mining - 11.41%
Alumina Limited (A)	1,307,845	5,545,111
BHP Billiton Plc (A)	1,282,300	17,715,975
Cameco Corporation (A)	89,300	3,983,223
Freeport-McMoRan Copper & Gold Inc., Class B	210,059	7,864,609
Inco Limited	265,900	10,037,725
Newmont Mining Corporation	479,200	18,703,176
Noranda Inc. (A)	382,000	6,553,738
Phelps Dodge Corporation	96,800	8,954,000
Southern Peru Copper Corporation	169,000	7,239,960
		86,597,517
Motor Vehicles - 2.46%
Toyota Motor Corporation (A)	522,700	18,709,936

Multiple Industry - 9.24%
Alpha Natural Resources, Inc.*	260,561	6,222,197
Bucyrus International, Inc., Class A	112,700	4,274,711
Companhia Vale do Rio Doce, ADR	770,400	22,557,312
General Electric Company	494,904	17,148,424
Hutchison Whampoa Limited, Ordinary Shares (A)	1,386,000	12,529,469
Smiths Group plc (A)	450,000	7,409,575
		70,141,688
Non-Residential Construction - 1.53%
Fluor Corporation	103,633	5,968,224
Hyundai Heavy Industries Co., Ltd. (A)*	112,845	5,672,247
		11,640,471
Petroleum - International - 7.69%
Anadarko Petroleum Corporation	185,400	15,230,610
BP p.l.c., ADR	225,700	14,079,166
Burlington Resources Inc.	192,800	10,650,272
Exxon Mobil Corporation	320,800	18,436,376
		58,396,424
Petroleum - Services - 4.03%
Baker Hughes Incorporated	145,600	7,448,896
Schlumberger Limited	187,600	14,246,344
Transocean Inc.*	165,200	8,915,844
		30,611,084
Railroad - 0.57%
Norfolk Southern Corporation	139,100	4,306,536

Real Estate Investment Trust - 0.46%
Keppel Land Limited (A)	2,345,000	3,476,134

Retail - Food Stores - 1.97%
CVS Corporation	255,300	7,421,571
Walgreen Co.	162,955	7,494,300
		14,915,871
Security and Commodity Brokers - 2.88%
Chicago Mercantile Exchange Holdings Inc.	36,336	10,737,288
Franklin Resources, Inc.	48,800	3,756,624
Legg Mason, Inc.	71,100	7,402,221
		21,896,133
Utilities - Electric - 1.47%
Southern Company	213,000	7,384,710
Veolia Environment (A)	101,350	3,810,853
		11,195,563
Utilities - Telephone - 0.51%
China Mobile (Hong Kong) Limited (A)	1,029,500	3,835,288

TOTAL COMMON STOCKS - 80.51%		$611,170,547

(Cost: $507,207,151)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 0.07%
Raytheon Company,
6.5%, 7-15-05	$540	540,367

Capital Equipment - 0.35%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	2,600	2,629,721

Computers - Peripherals - 0.18%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (C)	1,950	1,399,125

Construction Materials - 0.94%
Hanson Overseas B.V.,
6.75%, 9-15-05	3,100	3,117,317
Interface, Inc.:
7.3%, 4-1-08	1,320	1,346,400
9.5%, 2-1-14	1,280	1,305,600
Ply Gem Industries, Inc.,
9.0%, 2-15-12	1,600	1,352,000
		7,121,317
Finance Companies - 0.59%
ALROSA Finance S.A.,
8.125%, 5-6-08	2,000	2,137,000
Toyota Motor Credit Corporation,
5.01%, 1-18-15	2,400	2,324,544
		4,461,544
Food and Related - 0.46%
Sara Lee Corporation,
6.45%, 9-26-05	3,500	3,515,729

Mining - 0.51%
Vedanta Resources plc,
6.625%, 2-22-10 (B)	3,900	3,848,333

Multiple Industry - 0.45%
National Rural Utilities Cooperative Finance Corporation,
3.0%, 2-15-06	2,000	1,990,836
Sino-Forest Corporation,
9.125%, 8-17-11 (B)	1,325	1,447,562
		3,438,398
Publishing - 0.10%
Pearson Inc.,
7.375%, 9-15-06 (B)	750	778,263

Retail - Specialty Stores - 0.07%
Lowe's Companies, Inc.,
7.5%, 12-15-05	500	507,922

Security and Commodity Brokers - 0.16%
SLM Corporation,
4.0%, 7-25-14	1,200	1,188,756

Utilities - Electric - 0.26%
Dominion Resources, Inc.,
7.625%, 7-15-05	2,000	2,001,798

Utilities - Gas and Pipeline - 0.15%
Wisconsin Gas Company,
6.375%, 11-1-05	1,135	1,144,307

Utilities - Telephone - 0.53%
Open Joint Stock Company ''Vimpel-Communications'',
10.0%, 6-16-09 (B)	2,300	2,472,500
Verizon Global Funding Corp. and Verizon Communications Inc.,
6.75%, 12-1-05	1,500	1,517,284
		3,989,784

TOTAL CORPORATE DEBT SECURITIES - 4.82%		$36,565,364

(Cost: $36,304,382)

OTHER GOVERNMENT SECURITIES

Japan - 2.21%
Japanese Government 15 Year Floating Rate Bond,
0.64%, 1-20-18 (D)	JPY1,800,000	16,732,486

South Korea - 0.30%
Korea Development Bank (The),
3.49%, 10-29-06	$2,300	2,270,422

United Kingdom - 0.97%
United Kingdom Treasury,
4.75%, 6-7-10 (D)	GBP4,000	7,392,604

TOTAL OTHER GOVERNMENT SECURITIES - 3.48%		$26,395,512

(Cost: $26,466,537)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.0%, 4-15-19	$3,666	506,188
5.0%, 4-15-19	1,762	246,306
5.0%, 2-15-20	5,643	425,748
5.0%, 7-15-21	2,819	341,411
5.0%, 6-15-22	6,245	399,255
5.0%, 7-15-22	22,046	1,517,858
5.0%, 1-15-23	4,392	318,009
5.0%, 4-15-23	1,765	202,721
5.0%, 5-15-23	2,955	470,880
5.0%, 8-15-23	2,196	388,990
5.5%, 11-15-23	8,801	1,097,686
5.5%, 11-15-23	5,847	635,135
5.0%, 9-15-24	5,902	604,938
5.5%, 9-15-24	3,440	324,242
5.5%, 4-15-25	1,519	157,162
5.5%, 4-15-25	698	102,806
5.0%, 9-15-25	7,541	894,777
5.0%, 8-15-30	4,179	562,912
5.5%, 3-15-31	2,849	406,666
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 11-25-17	3,858	414,740
5.0%, 5-25-22	2,560	383,541
5.5%, 9-25-25	2,186	254,753
5.5%, 11-25-25	7,922	743,753
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 7-20-33	1,641	305,989
5.5%, 11-20-33	6,073	1,081,082

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 1.68%		$12,787,548

(Cost: $12,653,521)

UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS - 0.03%	Face Amount in Thousands

British Pound, 3-8-06 (D)	GBP8,180	197,319
Euro, 6-8-06 (D)	EUR1,800	24,710
		$222,029

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 0.79%
Diageo Capital plc,
3.25%, 7-6-05	$6,000	5,997,292

Capital Equipment - 0.79%
Deere (John) Capital Corporation,
3.33%, 7-26-05	6,000	5,986,125

Food and Related - 1.71%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
3.32%, 7-18-05	8,000	7,987,458
Wm. Wrigley Jr. Company,
3.19%, 7-14-05	5,000	4,994,240
		12,981,698
Household - General Products - 0.53%
Procter & Gamble Company (The),
3.37%, 7-1-05	4,022	4,022,000

Publishing - 1.31%
Gannett Co., Inc.,
3.15%, 7-5-05	10,000	9,996,500

Security and Commodity Brokers - 0.15%
UBS Finance Delaware LLC,
3.27%, 7-6-05	1,120	1,119,491

TOTAL SHORT-TERM SECURITIES - 5.28%		$40,103,106

(Cost: $40,103,106)

TOTAL INVESTMENT SECURITIES - 101.12%		$767,627,334

(Cost: $657,448,772)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.12%)		(8,517,289)

NET ASSETS - 100.00%		$759,110,045

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the total value of these securities amounted to $11,176,379 or 1.47% of net assets.
(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(D)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, GBP - Great Britain Pound, JPY - Japanese Yen).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ASSET STRATEGY FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $622,735)	$727,244
Bullion (cost - $34,714)	40,383

	767,627
Receivables:
Fund shares sold	2,860
Dividends and interest	2,147
Swap premiums paid	72
Prepaid and other assets	56

Total assets	772,762

LIABILITIES
Payable for investment securities purchased	11,688
Payable to Fund shareholders	1,350
Accrued shareholder servicing (Note 2)	201
Accrued service fee (Note 2)	124
Swap premiums received	70
Accrued accounting services fee (Note 2)	15
Accrued management fee (Note 2)	15
Accrued distribution fee (Note 2)	10
Due to custodian	-	*
Other	179

Total liabilities	13,652

Total net assets	$759,110

NET ASSETS
$0.01 par value capital stock:
Capital stock	$974
Additional paid-in capital	636,789
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,694
Accumulated undistributed net realized gain on investment transactions	9,738
Net unrealized appreciation in value of securities	109,956
Net unrealized appreciation in value of forward currency contracts	222
Net unrealized depreciation in value of swaps	(273)
Net unrealized appreciation in value of foreign currency exchange	10

Net assets applicable to outstanding units of capital	$759,110

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.80
Class B	$7.78
Class C	$7.78
Class Y	$7.80
Capital shares outstanding:
Class A	83,550
Class B	9,783
Class C	3,631
Class Y	402
Capital shares authorized	1,000,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      ASSET STRATEGY FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $638)	$10,027
Interest and amortization	4,010

Total income	14,037

Expenses (Note 2):
Investment management fee	4,445
Shareholder servicing:
Class A	1,585
Class B	289
Class C	89
Class Y	4
Service fee:
Class A	1,312
Class B	169
Class C	58
Distribution fee:
Class A	45
Class B	507
Class C	174
Accounting services fee	165
Custodian fees	150
Legal fees	31
Audit fees	22
Other	209

Total expenses	9,254

Net investment income	4,783

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	14,699
Realized net loss on futures contracts	(630)
Realized net loss on written options	(3,982)
Realized net gain on purchased options	423
Realized net loss on swap agreements	(82)
Realized net loss on foreign currency transactions	(75)

Realized net gain on investments	10,353

Unrealized appreciation in value of securities during the period	79,966
Unrealized appreciation in value of forward currency contracts during the period	785
Unrealized depreciation in value of swaps during the period	(273)
Unrealized depreciation in value of foreign currency exchange during the period	(1)

Unrealized appreciation in value of investments during the period	80,477

Net gain on investments	90,830

Net increase in net assets resulting from operations	$95,613

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ASSET STRATEGY FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$4,783	$2,667
Realized net gain on investments	10,353	17,002
Unrealized appreciation	80,477	17,850

Net increase in net assets resulting from operations	95,613	37,519

Distributions to shareholders from (Note 1F): (1)
Net investment income:
Class A	(4,660)	(4,708)
Class B	(99)	(36)
Class C	(36)	(27)
Class Y	(32)	(29)
Realized gains on investment transactions:
Class A	(6,999)	(-)
Class B	(890)	(-)
Class C	(295)	(-)
Class Y	(32)	(-)

	(13,043)	(4,800)

Capital share transactions (Note 5)	120,926	9,650

Total increase	203,496	42,369
NET ASSETS
Beginning of period	555,614	513,245

End of period	$759,110	$555,614

Undistributed net investment income	$1,694	$1,896

(1)See "Financial Highlights" on pages 25 - 28.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended	For the fiscal year ended
	2005	2004	2003	2002	6-30-01	9-30-00

Net asset value, beginning of period	$6.82	$6.41	$6.27	$6.34	$7.53		$5.82

Income (loss) from investment operations:
Net investment income	0.06	0.04	0.07	0.11	0.11		0.04
Net realized and unrealized gain (loss) on investments	1.08	0.44	0.14	(0.06)	(0.44)		1.88

Total from investment operations	1.14	0.48	0.21	0.05	(0.33)		1.92

Less distributions:
From net investment income	(0.06)	(0.07)	(0.07)	(0.12)	(0.11)		(0.03)
From capital gains	(0.10)	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)

Total distributions	(0.16)	(0.07)	(0.07)	(0.12)	(0.86)		(0.21)

Net asset value, end of period	$7.80	$6.82	$6.41	$6.27	$6.34		$7.53

Total return (1)	16.88%	7.49%	3.30%	0.86%	-4.92%		33.87%
Net assets, end of period (in millions)	$652	$472	$438	$235	$143		$89
Ratio of expenses to average net assets	1.33%	1.37%	1.36%	1.41%	1.42	% (2)	1.55%
Ratio of net investment income to average net assets	0.88%	0.62%	1.13%	1.84%	2.45	% (2)	0.74%
Portfolio turnover rate	71%	206%	122%	167%	115%		174%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended	For the period from 10-6-99 (1) through
	2005	2004	2003	2002	6-30-01	9-30-00

Net asset value, beginning of period	$6.82	$6.40	$6.27	$6.34	$7.50		$5.89

Income (loss) from investment operations:
Net investment income (loss)	(0.00)	(0.02)	0.01	0.06	0.06		0.01
Net realized and unrealized gain (loss) on investments	1.07	0.44	0.13	(0.06)	(0.42)		1.79

Total from investment operations	1.07	0.42	0.14	0.00	(0.36)		1.80

Less distributions:
From net investment income	(0.01)	(0.00)*	(0.01)	(0.07)	(0.05)		(0.01)
From capital gains	(0.10)	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)

Total distributions	(0.11)	(0.00)*	(0.01)	(0.07)	(0.80)		(0.19)

Net asset value, end of period	$7.78	$6.82	$6.40	$6.27	$6.34		$7.50

Total return	15.77%	6.63%	2.25%	0.00%	-5.38%		31.71%
Net assets, end of period (in millions)	$76	$62	$55	$33	$19		$7
Ratio of expenses to average net assets	2.22%	2.27%	2.26%	2.27%	2.26	% (2)	2.29	% (2)
Ratio of net investment income (loss) to average net assets	-0.02%	-0.28%	0.23%	0.98%	1.63	% (2)	0.22	% (2)
Portfolio turnover rate	71%	206%	122%	167%	115%		174	% (3)
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended	For the period from 10-5-99 (1) through
	2005	2004	2003	2002	6-30-01	9-30-00

Net asset value, beginning of period	$6.82	$6.40	$6.27	$6.34	$7.51		$5.86

Income (loss) from investment operations:
Net investment income (loss)	(0.00)	(0.01)	0.01	0.06	0.07		0.01
Net realized and unrealized gain (loss) on investments	1.07	0.44	0.13	(0.06)	(0.43)		1.83

Total from investment operations	1.07	0.43	0.14	0.00	(0.36)		1.84

Less distributions:
From net investment income	(0.01)	(0.01)	(0.01)	(0.07)	(0.06)		(0.01)
From capital gains	(0.10)	(0.00)	(0.00)	(0.00)	(0.69)		(0.18)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)		(0.00)

Total distributions	(0.11)	(0.01)	(0.01)	(0.07)	(0.81)		(0.19)

Net asset value, end of period	$7.78	$6.82	$6.40	$6.27	$6.34		$7.51

Total return	15.79%	6.71%	2.30%	0.00%	-5.44%		32.47%
Net assets, end of period (in millions)	$28	$20	$18	$10	$5		$2
Ratio of expenses to average net assets	2.18%	2.22%	2.18%	2.26%	2.26	% (2)	2.25	% (2)
Ratio of net investment income (loss) to average net assets	0.04%	-0.23%	0.31%	0.98%	1.62	% (2)	0.30	% (2)
Portfolio turnover rate	71%	206%	122%	167%	115%		174	% (3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended
2005	2004	2003	2002	6-30-01	9-30-00

Net asset value, beginning of period	$6.82	$6.41	$6.27	$6.34	$7.53	$5.83

Income (loss) from investment operations:
Net investment income	0.09	0.07	0.09	0.13	0.14	0.08
Net realized and unrealized gain (loss) on investments	1.08	0.44	0.14	(0.05)	(0.45)	1.86

Total from investment operations	1.17	0.51	0.23	0.08	(0.31)	1.94

Less distributions:
From net investment income	(0.09)	(0.10)	(0.09)	(0.15)	(0.13)	(0.06)
From capital gains	(0.10)	(0.00)	(0.00)	(0.00)	(0.69)	(0.18)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.06)	(0.00)

Total distributions	(0.19)	(0.10)	(0.09)	(0.15)	(0.88)	(0.24)

Net asset value, end of period	$7.80	$6.82	$6.41	$6.27	$6.34	$7.53

Total return	17.33%	7.92%	3.69%	1.27%	-4.61%	34.21%
Net assets, end of period in thousands)	$3,134	$2,194	$2,040	$1,688	$698	$474
Ratio of expenses to average net assets	0.94%	0.97%	0.96%	0.99%	1.02	% (1)	1.26%
Ratio of net investment income to average net assets	1.27%	1.03%	1.49%	2.23%	2.84	% (1)	1.16%
Portfolio turnover rate	71%	206%	122%	167%	115%	174%
(1)Annualized.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Asset Strategy Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses Forward Contracts to attempt to reduce the overall risk of its investments.
E. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
F. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2005, $82,685 was reclassified to accumulated undistributed net investment income, $406,838 was reclassified to accumulated undistributed net realized gain on investment transactions and $489,523 was reclassified to additional paid-in capital. Net investment income and net assets were not affected by these changes.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5792 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,480,785. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the period ended June 30, 2005, W&R received $456, $112,705 and $6,335 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,288,686 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $25,857, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended June 30, 2005, that amount was $412.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $559,559,856, while proceeds from maturities and sales aggregated $391,979,846. Purchases of options aggregated $1,184,107, while proceeds from sales of options aggregated $1,635,202. Purchases of short-term securities and U.S. government obligations aggregated $2,506,529,302 and $9,946,219, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $2,548,022,167 and $8,658,537, respectively. Purchases of gold bullion aggregated $4,965,720, while proceeds from sales aggregated $15,216,290.

For Federal income tax purposes, cost of investments owned at June 30, 2005 was $658,740,394, resulting in net unrealized appreciation of $108,886,940, of which $116,783,145 related to appreciated securities and $7,896,205 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2005 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$10,768,716
Distributed ordinary income	5,184,687
Undistributed ordinary income	7,846,116

Realized long-term capital gains	4,673,321
Distributed long-term capital gains	7,857,826
Undistributed long-term capital gains	4,670,937

Capital loss carryover	—

Post-October losses deferred	48,336

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

United Gold & Government Fund, Inc. (UGG), one of the mutual funds managed by WRIMCO, was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $489,523 for the period ending June 30, 2006.

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2005	2004

Shares issued from sale of shares:
Class A	25,689	19,516
Class B	2,062	2,413
Class C	1,382	1,215
Class Y	109	89
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,562	693
Class B	134	5
Class C	44	4
Class Y	9	4
Shares redeemed:
Class A	(12,880)	(19,434)
Class B	(1,441)	(1,953)
Class C	(748)	(1,071)
Class Y	(38)	(90)

Increase in outstanding capital shares	15,884	1,391

Value issued from sale of shares:
Class A	$192,121	$130,352
Class B	15,334	16,032
Class C	10,379	8,114
Class Y	837	595
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	11,563	4,664
Class B	987	36
Class C	328	26
Class Y	64	29
Value redeemed:
Class A	(94,347)	(129,480)
Class B	(10,560)	(13,018)
Class C	(5,502)	(7,108)
Class Y	(278)	(592)

Increase in outstanding capital	$120,926	$9,650

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in call options written were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2004	—	$—
Options written	11,455	968,553
Options terminated in closing purchase transactions	(9,720)	(803,684)
Options exercised	(1,318)	(133,594)
Options expired	(417)	(31,275)

Outstanding at June 30, 2005	—	$—

NOTE 7 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 - Credit Default Swaps

The Fund may enter into credit default swaps to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) attempt to enhance yield. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a `guarantor' by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the credit event occurs. The Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

The creditworthiness of firms with which the Fund enters into credit default swaps are monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses may be realized upon termination of the swap agreement.

Contract Description	Expiration Date	Notional Amount	Unrealized Depreciation

During the life of the contract pay Merrill Lynch International a fixed rate of 2.1% of the notional amount. Upon each credit event of one of the issues of the Dow Jones CDX Emerging Markets Series 3 receive par value of the proportional notional amount from Merrill Lynch International. (Dow Jones CDX Emerging Markets Series 3 is a tradable index of credit default swaps on debt composed of sovereign issuers (each an issuer) from the following regions: Latin America; Eastern Europe, the Middle East and Africa; Asia.)	6-20-10	$6,900,000	$(196,960)

During the life of the contract pay Merrill Lynch International a fixed rate of 3.6% of the notional amount. Upon each credit event of one of the issues of the Dow Jones CDX North America High Yield Series 4 receive par value of the proportional notional amount from Merrill Lynch International. (Dow Jones CDX North America High Yield Series 4 is a tradable index of credit default swaps on non-investment grade debt of companies domiciled in North America.)	6-20-10	6,831,000	(76,240)

			$(273,200)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Asset Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund"), as of June 30, 2005, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Asset Strategy Fund, Inc. as of June 30, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 12, 2005

Income Tax Information

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

		Class A
9-15-04	$0.02200	$0.01710	$0.00490	$—	$0.01340	$0.00860	$—
12-15-04	0.11970	0.01906	0.00624	0.09440	0.01280	0.01250	0.09440
6-15-05	0.02000	0.01300	0.00700	—	0.01580	0.00420	—

Total	$0.16170	$0.04916	$0.01814	$0.09440	$0.04200	$0.02530	$0.09440

		Class B
9-15-04	$0.00700	$0.00550	$0.00150	$—	$0.00430	$0.00270	$—
12-15-04	0.10270	0.00576	0.00254	0.09440	0.00240	0.00590	0.09440
6-15-05	—	—	—	—	—	—	—

Total	$0.10970	$0.01126	$0.00404	$0.09440	$0.00670	$0.00860	$0.09440

		Class C
9-15-04	$0.00700	$0.00550	$0.00150	$—	$0.00430	$0.00270	$—
12-15-04	0.10370	0.00656	0.00274	0.09440	0.00300	0.00630	0.09440
6-15-05	—	—	—	—	—	—	—

Total	$0.11070	$0.01206	$0.00424	$0.09440	$0.00730	$0.00900	$0.09440

		Class Y
9-15-04	$0.02900	$0.02260	$0.00640	$—	$0.01770	$0.01130	$—
12-15-04	0.12770	0.02526	0.00804	0.09440	0.01770	0.01560	0.09440
6-15-05	0.03400	0.02210	0.01190	—	0.02680	0.00720	—

Total	$0.19070	$0.06996	$0.02634	$0.09440	$0.06220	$0.03410	$0.09440

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Asset Strategy Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Asset Strategy Fund, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (57)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (72) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: retired
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (38) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (81) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Frank J. Ross, Jr. (52) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69) 6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board, Director and President; formerly, Vice President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001; Chairman of the Board of Directors since 2005
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR (2005 to present); Chief Investment Officer and President of WDR (1998 to 2005); President and Chief Executive Officer of WRIMCO (1993 to present); Chairman of WRIMCO (2005 to present); Chief Investment Officer of WRIMCO (1991 to 2005); President, Chairman and Chief Executive Officer of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); Chief Investment Officer of IICO, (2002 to 2005); President of each of the Funds in the Advisors Fund Complex (2001 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present)
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (62) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer and Principal Accounting Officer since 1995; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (37) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (39) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Scott Schneider (37) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

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Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1017A (6-05)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2004	$17,000
2005	18,200

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2004	$1,500
2005	1,600

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2004	$2,500
2005	2,700

These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2004	$786
2005	580

These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,786 and $4,880 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $149,072 and $217,042 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 6, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 6, 2005